                      Prudential California Municipal Fund
                              (California Series)
                           (California Income Series)
                        (California Money Market Series)
                       Supplement dated December 10, 1996
                       Prospectus dated November 1, 1996
    The following information supplements ``Other Investments and Policies-Borrowing'' in the Prospectus:
    The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.
MF960C-9 (12/10/96)